Summary Prospectus Supplement	March 19, 2013

Putnam Absolute Return 300 Fund
Summary Prospectus dated February 28, 2013

The table under the sub-section Shareholder fees in the section Fees and expenses is deleted in its entirety and replaced with the following:

Shareholder fees (fees paid directly from your investment)

Maximum deferred
sales charge (load) (as
	Maximum sales	a percentage of
	charge (load) imposed	original purchase
	on purchases (as a	price or redemption
	percentage of offering	proceeds, whichever is
Share class	price)	lower)

Class A	1.00%	1.00%*

Class B	NONE	1.00%**

Class C	NONE	1.00%***

Class M	0.75%	0.30%*

Class R	NONE	NONE

Class R5	NONE	NONE

Class R6	NONE	NONE

Class Y	NONE	NONE

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